Third Point Reinsurance Ltd.

Financial Supplement
September 30, 2020

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point House	Christopher S. Coleman - Chief Financial Officer
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. (“Third Point Re”) and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including basic book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following:
results of operations fluctuate and may not be indicative of our prospects; a pandemic or other catastrophic event, such as the ongoing COVID-19 outbreak, may adversely impact our financial condition or results of operations; more established competitors; losses exceeding reserves; highly cyclical property and casualty reinsurance industry; losses from catastrophe exposure; downgrade, withdrawal of ratings or change in rating outlook by rating agencies; significant decrease in our capital or surplus; dependence on key executives; inability to service our indebtedness; limited cash flow and liquidity due to our indebtedness; inability to raise necessary funds to pay principal or interest on debt; potential lack of availability of capital in the future; credit risk associated with the use of reinsurance brokers; future strategic transactions such as acquisitions, dispositions, mergers or joint ventures; technology breaches or failures, including cyber-attacks; lack of control over Third Point Enhanced LP (“TP Fund”); lack of control over the allocation and performance of TP Fund’s investment portfolio; dependence on Third Point LLC to implement TP Fund’s investment strategy; limited ability to withdraw our capital accounts from TP Fund; decline in revenue due to poor performance of TP Fund’s investment portfolio; TP Fund’s investment strategy involves risks that are greater than those faced by competitors; termination by Third Point LLC of our or TP Fund’s investment management agreements; potential conflicts of interest with Third Point LLC; losses resulting from significant investment positions; credit risk associated with the default on obligations of counterparties; ineffective investment risk management systems; fluctuations in the market value of TP Fund’s investment portfolio; trading restrictions being placed on TP Fund’s investments; limited termination provisions in our investment management agreements; limited liquidity and lack of valuation data on certain TP Fund’s investments; fluctuations in market value of our fixed-income securities; U.S. and global economic downturns; specific characteristics of investments in mortgage-backed securities and other asset-backed securities, in securities of issues based outside the U.S., and in special situation or distressed companies; loss of key employees at Third Point LLC; Third Point LLC’s compensation arrangements may incentivize investments that are risky or speculative; increased regulation or scrutiny of alternative investment advisers affecting our reputation; suspension or revocation of our reinsurance licenses; potentially being deemed an investment company under U.S. federal securities law; failure of reinsurance subsidiaries to meet minimum capital and surplus requirements; changes in Bermuda or other law and regulation that may have an adverse impact on our operations; Third Point Re and/or Third Point Re BDA potentially becoming subject to U.S. federal income taxation; potential characterization of Third Point Re and/or Third Point Re BDA as a passive foreign investment company; subjection of our affiliates to the base erosion and anti-abuse tax; potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; risks associated with the failure to complete, or the failure to realize the expected benefits of the merger with Sirius International Insurance Group, Ltd.; and and other risks and factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as updated by our Quarterly Report on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020, and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.

Third Point Reinsurance Ltd.
Key Performance Indicators
September 30, 2020 and 2019
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Nine months ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss (1)	$(28,148)	$(5,495)	$(21,314)	$(12,892)
Combined ratio (1)	119.9%	102.7%	105.0%	102.6%

Key investment return metrics:
Net investment income (loss)	$121,956	$(3,138)	$74,140	$220,946
Net investment return on net investments managed by Third Point LLC	4.8%	(0.2)%	2.8%	10.2%

Key shareholders’ value creation metrics:
Basic book value per share (2) (3)	$15.41	$15.37	$15.41	$15.37
Diluted book value per share (2) (3)	$15.06	$15.04	$15.06	$15.04
Increase (decrease) in diluted book value per share (2)	4.8%	(0.8)%	0.1%	13.7%
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (2)	5.1%	(1.1)%	0.6%	14.2%

(1)Refer to accompanying “Segment Reporting - Three and nine months ended September 30, 2020 and 2019” for a calculation of net underwriting loss and combined ratio.
(2)Basic book value per share, diluted book value per share and return on beginning shareholders’ equity attributable to Third Point Re common shareholders are non-GAAP financial measures. There are no comparable GAAP measures. Refer to accompanying “Basic book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity attributable to Third Point Re common shareholders.
(3)Prior year comparatives represent amounts as of December 31, 2019.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Assets
Investment in related party investment fund, at fair value	$868,971	$758,419	$659,815	$860,630	$818,600
Debt securities, trading, at fair value	186,260	238,574	363,121	125,071	220,045
Other investments, at fair value	4,000	4,000	4,000	4,000	3,500
Total investments	1,059,231	1,000,993	1,026,936	989,701	1,042,145
Cash and cash equivalents	513,783	584,809	445,776	639,415	693,105
Restricted cash and cash equivalents	1,101,693	887,308	975,109	1,014,543	816,519
Due from brokers	81,142	169,078	57,929	—	—
Interest and dividends receivable	1,835	2,195	3,732	2,178	2,932
Reinsurance balances receivable, net	572,672	613,204	622,883	596,120	680,630
Deferred acquisition costs, net	142,846	172,288	168,505	154,717	166,968
Unearned premiums ceded	27,463	35,817	13,411	16,945	14,370
Loss and loss adjustment expenses recoverable, net	13,626	10,064	6,865	5,520	4,270
Other assets	20,171	17,807	21,388	20,555	17,808
Total assets	$3,534,462	$3,493,563	$3,342,534	$3,439,694	$3,438,747
Liabilities
Accounts payable and accrued expenses	$13,963	$12,167	$8,868	$17,816	$14,607
Reinsurance balances payable	120,469	94,810	78,323	81,941	98,766
Deposit liabilities	155,697	168,910	170,402	172,259	174,405
Unearned premium reserves	498,893	587,995	579,315	524,768	592,319
Loss and loss adjustment expense reserves	1,186,149	1,133,983	1,107,911	1,111,692	1,060,000
Securities sold, not yet purchased, at fair value	15,389	19,597	47,427	—	—
Due to brokers	—	1,456	3,150	—	—
Interest and dividends payable	1,110	3,164	1,304	3,055	1,026
Senior notes payable, net of deferred costs	114,222	114,177	114,133	114,089	114,044
Total liabilities	2,105,892	2,136,259	2,110,833	2,025,620	2,055,167
Commitments and contingent liabilities
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	9,531	9,492	9,488	9,423	9,422
Additional paid-in capital	931,972	930,487	928,903	927,704	926,949
Retained earnings	486,068	417,325	293,310	476,947	447,209
Shareholders’ equity attributable to Third Point Re common shareholders	1,427,571	1,357,304	1,231,701	1,414,074	1,383,580
Noncontrolling interests	999	—	—	—	—
Total shareholders’ equity	1,428,570	1,357,304	1,231,701	1,414,074	1,383,580
Total liabilities, noncontrolling interests and and shareholders’ equity	$3,534,462	$3,493,563	$3,342,534	$3,439,694	$3,438,747

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Nine months ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Revenues
Gross premiums written	$60,779	$95,388	$422,481	$497,616
Gross premiums ceded	185	(1,116)	(30,037)	(3,301)
Net premiums written	60,964	94,272	392,444	494,315
Change in net unearned premium reserves	80,748	108,976	36,393	7,435
Net premiums earned	141,712	203,248	428,837	501,750
Net investment income (loss) from investment in related party investment fund	110,552	(5,751)	8,341	207,597
Net realized and unrealized investment gains (losses) (1)	6,965	(2,646)	54,554	2,700
Other net investment income	4,439	5,259	11,245	10,649
Net investment income (loss)	121,956	(3,138)	74,140	220,946
Total revenues	263,668	200,110	502,977	722,696
Expenses
Loss and loss adjustment expenses incurred, net	110,487	85,703	287,379	263,105
Acquisition costs, net	54,817	118,271	147,741	233,775
General and administrative expenses	21,320	9,237	44,934	41,019
Other (income) expenses	(283)	5,058	6,410	12,994
Interest expense	2,068	2,074	6,162	6,154
Foreign exchange (gains) losses	5,885	(4,921)	(3,129)	(6,663)
Total expenses	194,294	215,422	489,497	550,384
Income (loss) before income tax (expense) benefit	69,374	(15,312)	13,480	172,312
Income tax (expense) benefit	(652)	213	(4,380)	(1,431)
Net income (loss)	68,722	(15,099)	9,100	170,881
Net loss attributable to noncontrolling interests	21	—	21	—
Net income (loss) available to Third Point Re common shareholders	$68,743	$(15,099)	$9,121	$170,881
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (2)	$0.74	$(0.16)	$0.10	$1.86
Diluted earnings (loss) per share available to Third Point Re common shareholders (2)	$0.73	$(0.16)	$0.10	$1.84
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	92,613,393	91,903,556	92,466,813	91,784,268
Diluted	92,969,646	91,903,556	92,877,674	92,709,421
(1) The Company previously included net realized and unrealized investment gains (losses) in other net investment income (loss) in the condensed consolidated statements of income (loss). These balances are now shown as a separate line item.
(2)    Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Revenues
Gross premiums written	$60,779	$157,571	$204,131	$134,230	$95,388
Gross premiums ceded	185	(30,487)	265	(5,964)	(1,116)
Net premiums written	60,964	127,084	204,396	128,266	94,272
Change in net unearned premium reserves	80,748	13,726	(58,081)	70,126	108,976
Net premiums earned	141,712	140,810	146,315	198,392	203,248
Net investment income (loss) from investment in related party investment fund	110,552	98,604	(200,815)	42,029	(5,751)
Net realized and unrealized investment gains (losses) (1)	6,965	35,992	11,597	12,637	(2,646)
Other net investment income	4,439	2,615	4,191	6,948	5,259
Net investment income (loss)	121,956	137,211	(185,027)	61,614	(3,138)
Total revenues	263,668	278,021	(38,712)	260,006	200,110
Expenses
Loss and loss adjustment expenses incurred, net	110,487	89,106	87,786	140,394	85,703
Acquisition costs, net	54,817	43,671	49,253	61,851	118,271
General and administrative expenses	21,320	13,455	10,159	12,744	9,237
Other (income) expenses	(283)	3,216	3,477	3,625	5,058
Interest expense	2,068	2,046	2,048	2,074	2,074
Foreign exchange (gains) losses	5,885	(797)	(8,217)	10,298	(4,921)
Total expenses	194,294	150,697	144,506	230,986	215,422
Income (loss) before income tax (expense) benefit	69,374	127,324	(183,218)	29,020	(15,312)
Income tax (expense) benefit	(652)	(3,309)	(419)	718	213
Net income (loss)	68,722	124,015	(183,637)	29,738	(15,099)
Net loss attributable to noncontrolling interests	21	—	—	—	—
Net income (loss) available to Third Point Re common shareholders	$68,743	$124,015	$(183,637)	$29,738	$(15,099)
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (2)	$0.74	$1.33	$(1.99)	$0.32	$(0.16)
Diluted earnings (loss) per share available to Third Point Re common shareholders (2)	$0.73	$1.33	$(1.99)	$0.32	$(0.16)
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	92,613,393	92,593,599	92,191,837	91,989,469	91,903,556
Diluted	92,969,646	92,738,293	92,191,837	92,696,491	91,903,556
(1) The Company previously included net realized and unrealized investment gains (losses) in other net investment income (loss) in the condensed consolidated statements of income (loss). These balances are now shown as a separate line item.
(2)     Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three and nine months ended September 30, 2020 and 2019
(expressed in thousands of U.S. dollars)

	Three months ended				Nine months ended
	September 30, 2020		September 30, 2019		September 30, 2020		September 30, 2019
	Property and Casualty Reinsurance	Total (1)	Property and Casualty Reinsurance	Total (1)	Property and Casualty Reinsurance	Total (1)	Property and Casualty Reinsurance	Total (1)
Revenues
Gross premiums written	$60,779	$60,779	$95,388	$95,388	$422,481	$422,481	$497,616	$497,616
Gross premiums ceded	185	185	(1,116)	(1,116)	(30,037)	(30,037)	(3,301)	(3,301)
Net premiums written	60,964	60,964	94,272	94,272	392,444	392,444	494,315	494,315
Change in net unearned premium reserves	80,748	80,748	108,976	108,976	36,393	36,393	7,435	7,435
Net premiums earned	141,712	141,712	203,248	203,248	428,837	428,837	501,750	501,750
Expenses
Loss and loss adjustment expenses incurred, net	110,487	110,487	85,703	85,703	287,379	287,379	263,105	263,105
Acquisition costs, net	54,817	54,817	118,271	118,271	147,741	147,741	233,775	233,775
General and administrative expenses	4,556	4,556	4,769	4,769	15,031	15,031	17,762	17,762
Total expenses	169,860	169,860	208,743	208,743	450,151	450,151	514,642	514,642
Net underwriting loss	$(28,148)	(28,148)	$(5,495)	(5,495)	$(21,314)	(21,314)	$(12,892)	(12,892)
Net investment income (loss)		121,956		(3,138)		74,140		220,946
Corporate expenses		(16,764)		(4,468)		(29,903)		(23,257)
Other income (expense)		283		(5,058)		(6,410)		(12,994)
Interest expense		(2,068)		(2,074)		(6,162)		(6,154)
Foreign exchange gains (losses)		(5,885)		4,921		3,129		6,663
Income tax (expense) benefit		(652)		213		(4,380)		(1,431)
Net loss attributable to noncontrolling interests		21		—		21		—
Net income (loss) available to Third Point Re common shareholders		$68,743		$(15,099)		$9,121		$170,881

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	78.0%		42.2%		67.0%		52.4%
Acquisition cost ratio	38.7%		58.2%		34.5%		46.6%
Composite ratio	116.7%		100.4%		101.5%		99.0%
General and administrative expense ratio	3.2%		2.3%		3.5%		3.6%
Combined ratio	119.9%		102.7%		105.0%		102.6%
(1) Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter (1)
(expressed in thousands of U.S. dollars)

	Three months ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Revenues
Gross premiums written	$60,779	$157,571	$204,131	$134,230	$95,388
Gross premiums ceded	185	(30,487)	265	(5,964)	(1,116)
Net premiums written	60,964	127,084	204,396	128,266	94,272
Change in net unearned premium reserves	80,748	13,726	(58,081)	70,126	108,976
Net premiums earned	141,712	140,810	146,315	198,392	203,248
Expenses
Loss and loss adjustment expenses incurred, net	110,487	89,106	87,786	140,394	85,703
Acquisition costs, net	54,817	43,671	49,253	61,851	118,271
General and administrative expenses	4,556	5,596	4,880	5,724	4,769
Total expenses	169,860	138,373	141,919	207,969	208,743
Net underwriting income (loss)	$(28,148)	$2,437	$4,396	$(9,577)	$(5,495)

Underwriting ratios (1)
Loss ratio	78.0%	63.3%	60.0%	70.7%	42.2%
Acquisition cost ratio	38.7%	31.0%	33.7%	31.2%	58.2%
Composite ratio	116.7%	94.3%	93.7%	101.9%	100.4%
General and administrative expense ratio	3.2%	4.0%	3.3%	2.9%	2.3%
Combined ratio	119.9%	98.3%	97.0%	104.8%	102.7%
(1) Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three months ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Line and Type of Business
Property Catastrophe	$11,246	$39,706	$31,164	$4,831	$6,127
Other Property	5,608	45,745	15,209	36,892	578
Property	16,854	85,451	46,373	41,723	6,705

Workers Compensation	12,572	7,915	21,320	121	3,519
Auto	12,308	(3,817)	21,249	(2,897)	10,574
Other Casualty	6,398	23,045	24,371	35,315	2,931
Casualty	31,278	27,143	66,940	32,539	17,024

Credit & Financial Lines	12,682	38,653	9,012	3,633	7,265
Multi-line	(4,163)	4,726	66,746	16,268	2,345
Other Specialty	1,208	1,598	15,060	5,768	3,357
Specialty	9,727	44,977	90,818	25,669	12,967

Total prospective reinsurance contracts	$57,859	$157,571	$204,131	$99,931	$36,696
Retroactive reinsurance contracts	2,920	—	—	34,299	58,692
Total property and casualty reinsurance segment	$60,779	$157,571	$204,131	$134,230	$95,388

Third Point Reinsurance Ltd.
Underwriting Ratios - by Quarter (1)
(expressed in thousands of U.S. dollars)

	Three months ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Underwriting ratios (1)
Loss ratio	78.0%	63.3%	60.0%	70.7%	42.2%
Acquisition cost ratio	38.7%	31.0%	33.7%	31.2%	58.2%
Composite ratio	116.7%	94.3%	93.7%	101.9%	100.4%
General and administrative expense ratio	3.2%	4.0%	3.3%	2.9%	2.3%
Combined ratio	119.9%	98.3%	97.0%	104.8%	102.7%

Impact of catastrophe losses (2)
Loss ratio	21.3%	—%	—%	9.1%	7.1%
Acquisition cost ratio	(0.4)%	—%	—%	(0.9)%	(0.9)%
Composite ratio	20.9%	—%	—%	8.2%	6.2%

Impact of reserve developments (2)
Loss ratio	(14.3)%	0.7%	(7.5)%	(4.9)%	(37.6)%
Acquisition cost ratio	14.2%	(0.8)%	6.0%	4.3%	35.7%
Composite ratio	(0.1)%	(0.1)%	(1.5)%	(0.6)%	(1.9)%

Accident year ex-CAT underwriting ratios (3)
Loss ratio	71.0%	62.6%	67.5%	66.5%	72.7%
Acquisition cost ratio	24.9%	31.8%	27.7%	27.8%	23.4%
Composite ratio	95.9%	94.4%	95.2%	94.3%	96.1%
General and administrative expense ratio	3.2%	4.0%	3.3%	2.9%	2.3%
Combined ratio	99.1%	98.4%	98.5%	97.2%	98.4%

(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)General and administrative expense ratio excluded because catastrophe losses and impact of reserve developments do not impact this ratio.
(3)The accident year ex-CAT underwriting ratios exclude catastrophe losses, net of reinstatement premiums and profit commission adjustments, and prior year loss development. We believe that the adjusted ratios are meaningful measures of our underwriting results on an ongoing basis as they exclude catastrophes losses which are outside of management’s control. We also exclude prior year development to provide transparency related to current accident year results.

Third Point Reinsurance Ltd.
Net Investments Managed by Third Point LLC - by Quarter(1)
(expressed in thousands of U.S. dollars)

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Assets
TP Fund	$868,971	$758,419	$659,815	$860,630	$818,600
Debt securities, trading, at fair value	186,260	238,574	363,121	125,071	220,045
Total investments	1,055,231	996,993	1,022,936	985,701	1,038,645
Cash and cash equivalents	450,018	502,937	366,894	588,196	611,442
Restricted cash and cash equivalents	1,101,693	887,308	975,109	1,014,543	816,519
Due from brokers	81,142	169,078	57,929	—	—
Interest and dividends receivable	1,650	2,195	3,732	2,178	2,932
Other assets	—	—	—	18	6
Total assets	$2,689,734	$2,558,511	$2,426,600	$2,590,636	$2,469,544
Liabilities
Accounts payable and accrued expenses	$1,245	$933	$761	$509	$324
Securities sold, not yet purchased	15,389	19,597	47,427	—	—
Due to brokers	—	1,456	3,150	—	—
Interest and dividends payable	76	129	270	—	—
Total liabilities	16,710	22,115	51,608	509	324
Total net investments managed by Third Point LLC	$2,673,024	$2,536,396	$2,374,992	$2,590,127	$2,469,220

Third Point Reinsurance Ltd.
Net Investment Return by Investment Strategy - by Quarter

Summary of net investment return on investments managed by Third Point LLC (1)	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019

Long
Equity	4.2%	6.1%	(11.2)%	3.3%	1.4%
Credit	0.8%	3.8%	0.1%	0.1%	(0.7)%
Other	0.9%	—%	(0.3)%	0.7%	(0.1)%
	5.9%	9.9%	(11.4)%	4.1%	0.6%

Short
Equity	(1.2)%	(4.0)%	4.4%	(1.8)%	(0.7)%
Credit	—%	—%	(0.1)%	—%	—%
Other	0.1%	(0.1)%	(0.2)%	0.1%	(0.1)%
	(1.1)%	(4.1)%	4.1%	(1.7)%	(0.8)%

Net
Equity	3.0%	2.1%	(6.8)%	1.5%	0.7%
Credit	0.8%	3.8%	—%	0.1%	(0.7)%
Other	1.0%	(0.1)%	(0.5)%	0.8%	(0.2)%
	4.8%	5.8%	(7.3)%	2.4%	(0.2)%

(1) Net investment return represents the return on our net investments managed by Third Point LLC, net of fees. The net investment return on net investments managed by Third Point LLC is the percentage change in value of a dollar invested over the reporting period on our net investment assets managed by Third Point LLC. The net investment return reflects the combined results of our investments in TP Fund, collateral assets and certain other investment assets managed by Third Point LLC. Net investment return is the key indicator by which we measure the performance of Third Point LLC, our investment manager.

Third Point Reinsurance Ltd.
Basic and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Basic and diluted book value per share numerator:
Shareholders' equity attributable to Third Point Re common shareholders	$1,427,571	$1,357,304	$1,231,701	$1,414,074	$1,383,580
Basic and diluted book value per share denominator:
Common shares outstanding	95,314,893	94,920,203	94,881,229	94,225,498	94,220,567
Unvested restricted shares	(2,695,127)	(2,319,354)	(2,315,172)	(2,231,296)	(2,240,410)
Basic book value per share denominator:	92,619,766	92,600,849	92,566,057	91,994,202	91,980,157
Effect of dilutive warrants issued to founders and an advisor (1)	—	—	—	172,756	—
Effect of dilutive stock options issued to directors and employees (1)	—	—	—	225,666	—
Effect of dilutive restricted shares issued to directors and employees (2)	2,182,214	1,825,128	1,815,741	1,654,803	1,731,384
Diluted book value per share denominator:	94,801,980	94,425,977	94,381,798	94,047,427	93,711,541

Basic book value per share (2)	$15.41	$14.66	$13.31	$15.37	$15.04
Diluted book value per share (2)	$15.06	$14.37	$13.05	$15.04	$14.76

Increase (decrease) in diluted book value per share	4.8%	10.1%	(13.2)%	1.9%	(0.8)%

(1)As of September 30, 2020, June 30, 2020, March 31, 2020, and September 30, 2019 there was no dilution as a result of the Company’s share price being under the lowest exercise price for warrants and options.
(2)Basic book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing shareholders’ equity attributable to Third Point Re common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Diluted book value per share, as presented, is a non-GAAP financial measure and is calculated using the treasury stock method. Under the treasury stock method, we assume that proceeds received from in-the-money options and/or warrants exercised are used to repurchase common shares in the market. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. Change in basic book value per share is calculated by taking the difference in basic book value per share for the periods presented divided by the beginning of period book value per share. Change in diluted book value per share is calculated by taking the difference in diluted book value per share for the periods presented divided by the beginning of period diluted book value per share. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	92,613,393	92,593,599	92,191,837	91,989,469	91,903,556
Dilutive effect of options (1)	—	—	—	—	—
Dilutive effect of warrants (1)	—	—	—	—	—
Dilutive effect of restricted shares with service and performance condition	356,253	144,694	—	707,022	—
Diluted number of common shares outstanding	92,969,646	92,738,293	92,191,837	92,696,491	91,903,556

Basic earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$68,743	$124,015	$(183,637)	$29,738	$(15,099)
Net income allocated to Third Point Re participating common shareholders	(574)	(721)	—	(111)	—
Net income (loss) allocated to Third Point Re common shareholders	$68,169	$123,294	$(183,637)	$29,627	$(15,099)

Basic earnings (loss) per share available to Third Point Re common shareholders (2)	$0.74	$1.33	$(1.99)	$0.32	$(0.16)

Diluted earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$68,743	$124,015	$(183,637)	$29,738	$(15,099)
Net income allocated to Third Point Re participating common shareholders	(572)	(720)	—	(110)	—
Net income (loss) allocated to Third Point Re common shareholders	$68,171	$123,295	$(183,637)	$29,628	$(15,099)

Diluted earnings (loss) per share available to Third Point Re common shareholders (2)	$0.73	$1.33	$(1.99)	$0.32	$(0.16)

(1)As of March 31, 2020 and September 30, 2019, there was no dilution as a result of the net loss allocated to Third Point Re common shareholders in the quarter. As of September 30, 2020, June 30, 2020, March 31, 2020 and September 30, 2019, there was no dilution as a result of the Company’s average share price for the quarter being under the lowest exercise price for warrants and options.
(2)Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Net income (loss) available to Third Point Re common shareholders	$68,743	$124,015	$(183,637)	$29,738	$(15,099)
Shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	$1,357,304	$1,231,701	$1,414,074	$1,383,580	$1,395,898
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (1)	5.1%	10.1%	(13.0)%	2.1%	(1.1)%

(1)Return on beginning shareholders’ equity attributable to Third Point Re common shareholders, as presented, is a non-GAAP financial measure. Return on beginning shareholders’ equity attributable to Third Point Re common shareholders is calculated by dividing net income (loss) available to Third Point Re common shareholders by the beginning shareholders’ equity attributable to Third Point Re common shareholders. We believe that return on beginning shareholders’ equity attributable to Third Point Re common shareholders is an important measure because it assists our management and investors in evaluating the Company’s profitability. We adjust the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. For period where there is a loss, this adjustment decreased the stated returns on beginning shareholders’ equity and for period where there is a gain, this adjustment increased the stated returns on beginning shareholders’ equity.